Form N-SAR
Semi-Annual Report for
 Registered Investment Companies

Registrant's Name:
Federated High Yield Trust

Date of Filing to which
Form SE Relates:
Annual Report
2/28/05

Type of Filing:

Form N-SAR

Paralegal's Name:
M. Cole Dolinger
Paralegal's Extension No.:
2292

PORTFOLIO/SERIES NAMES
1

2

3

4

5

6

7

8

9

10




FORM SE Notification Form
N-SAR Exhibit Index
(Exhibits to be attached will appear
 in bold-face type)

77.A.
Are there any exhibits?
Yes:
X
No:

77.B.
Accountant's Report on Internal Control
[Annual N-SARs only]
77.C.

Matters Submitted to a Vote of Securities
 Holders
77.D.
Policies with Respect to Security Investments
77.E.
Legal Proceedings
77.F.
Changes in Security for Debt
77.G.
Defaults and Arrears on Senior Securities
77.H.
Changes in Control of Registrant
77.I.
Terms of New or Amended Securities
77.J.
Revaluation of Assets or Restatement of
 Capital Share Account
77.K.
Changes in Registrant's Certifying Accountant
77.L.
Changes in Accounting and Principles and Practices
77.M.
Mergers
77.N.
Actions Required to be Reported Pursuant to Rule 2a-7
77.O.
Transactions effected Pursuant to Rule 10f-3
77.P.
Information Required to be Filed Pursuant to Existing Exemptive Orders
[Arthur Anderson Report on Multiple Classes
 of Shares -- Annual N-SAR Only]
77.Q.
Exhibits





Item 77 -- Form N-SAR


PORTFOLIO/SERIES
NAME:



PORTFOLIO/SERIES
NUMBER:



REGISTRANT'S NAME:
Federated High Yield Trust






Y or N
77.A.
Is the Registrant filing any of the following attachments with the current filing of Form N-SAR? (Answer for all Series as a group)
Y

NOTE:  If answer is "Y," mark those items below
 being filed as an attachment
to this form or incorporated by reference.



Filed as an
Attachment?
(Y or N)
B.
Accountant's Report on Internal Control [Annual
 N-SAR ONLY]
Y
C.
Matters Submitted to a Vote of Securities Holders
N
D.
Policies with Respect to Security Investments
N
E.
Legal Proceedings
N
F.
Changes in Security for Debt
N
G.
Defaults and Arrears on Senior Securities
N
H.
Changes in Control of Registrant
N
I.
Terms of New or Amended Securities
[Includes additions/deletions of classes to
 existing portfolios]
N
J.
Revaluation of Assets or Restatement of
Capital Share Account
N
K.
Changes in Registrant's Certifying Accountant
N
L.
Changes in Accounting Principles and Practices
N
M.
Mergers
N
N.
Actions Required to be Reported Pursuant
 to Rule 2a-7
N
O.
Transactions effected Pursuant to Rule 10f-3
N
P.
Information Required to be Filed Pursuant to
 Existing Exemptive Orders
[Includes Arthur Anderson Report on Multiple
 Classes of Shares--ANNUAL
N--SAR ONLY]
N
Q.1)
Exhibits
Y
Q.2)
Any information called for by instructions to sub-item 77Q2
N
Q.3)
Any information called for by instructions to sub-item 77Q3
N



Exhibit 77 Q1

AMENDMENT #10
TO THE BY-LAWS
OF
FEDERATED HIGH YIELD TRUST
Effective September 21, 2004
Insert the following into Article II, Power
 and Duties of Trustees and Officers and renumber
Section 11 as Section 12:
Section 11.  Chief Compliance Officer.
The Chief Compliance Officer shall be
responsible for administering the Trust's policies and procedures approved by the Board under Rule 38a-1 of the Investment
Company Act of 1940, as amended.
Notwithstanding any other provision of these
 By-Laws, the designation, removal
and compensation of Chief Compliance Officer
 are subject to Rule 38a-1 under
the Investment Company Act of 1940, as amended.




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